Exhibit 10.4

Certain identified information has been excluded from this exhibit in accordance with Item 601(b)(10)(iv) of Regulation S-K because it (i) is not material and (ii) is the type that the registrant treats as private or confidential. Redacted information is marked with a [***].

Location: Bukhara, Uzbekistan

Entity No.:[***]

Unit No.: [***]

ASSIGNMENT ASSUMPTION AND AMENDMENT AGREEMENT

This ASSIGNMENT ASSUMPTION AND AMENDMENT AGREEMENT (“Agreement”) is made and entered into as of 7 August 2026 (“Effective Date”) by and among:

(1)	WIDE TENT SYSTEM LLC, a limited liability company, organised and existing under the laws of Uzbekistan, whose registered office is located at: building lA, Maksud Shaykhzoda Street, Uchtepa District, Tashkent, 100000, Uzbekistan (“Assignor”),

(2)	CULTURAL LANDMARK HOTEL LLC, a limited liability company, organised and existing under the laws of Uzbekistan, whose registered office is located at: Uzbekistan, Bukhara Region, Bukhara City, Turki Jandi Neighborhood (MFY), Alisher Navoi Shoh Street, Building 8 (“Assignee”), and

(3)	WYNDHAM HOTEL GROUP (UK) EAST LIMITED, a company incorporated in England and Wales with a principal place of business located at 4th Floor, 3 Shortlands, Hammersmith, London, W6 8DA, United Kingdom (“Company”).

Assignor, Assignee and Company are collectively referred to as the “Parties” and individually as a “Party”.

WHEREAS:

(A) Assignor is the Licensee under a Trademark License Agreement and Services Agreement dated 29 December 2020, as amended from time to time, (the “License”) with the Company. The License is attached to this Agreement as Exhibit A and relates to the granting of a Wyndham® System license for a lodging facility designated as Unit No. [***], operating as “Wyndham Bukhara” located at Alisher Navoiy Ave 8, 200100, Bukhara, Bukhara Region, Uzbekistan (the “Facility”).

(B)	Assignor is conveying the Facility to Assignee. Against this background, Assignor desires to assign the License to Assignee, which desires to assume and accept the rights and obligations under the License as of the Effective Date (the “Transfer Date”).

(C)	Further, the Parties desire to vary certain terms of the License as set out in this Agreement as from the Transfer Date and the Assignee agrees to pay the Outstanding Amount as defined below.

IN CONSIDERATION of the mutual promises in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the parties, it is agreed as follows:

1. Assignor assigns, transfers, bargains, sells, and delegates to Assignee all of its rights, title and interest in and to the License, and its obligations existing and arising in the future, under the License.

2. The Assignee accepts and assumes the rights, benefits and obligations on the part of the Licensee under the License, effective as of the Transfer Date, including all existing and future obligations to pay and perform under the License.

3. To induce the Company to consent to this Agreement and the assignment of the License, the Assignee warrants and undertakes to the Company to perform all of the duties, obligations and liabilities on the part of the Licensee under the License as of the Transfer Date.

4. Notwithstanding and without prejudice to the provisions of sections 1, 2 and 3 above the Assignor hereby undertakes to remain secondarily liable for payment and performance of the License should the Assignee fail to comply with the terms of the License.

5. The Assignee shall procure that on the Effective Date a guarantor enters into a deed of guaranty substantially in the form appearing at Appendix 1 to this Agreement.

6. The Assignee warrants and represents that the details of the Assignee’s beneficial owners as stated in Appendix 2 attached to this Agreement are true and accurate in all respects.

7. The Assignee warrants and represents that the Assignee is the lessee and operator of the Facility as at the Transfer Date.

8. The Assignee shall deliver, together with this Agreement, evidence of insurance meeting System Standards, as contemplated under the License and the Wyndham Garden System Standards Manuals.

9. This Agreement shall be deemed a supplement to and modification of the License. All references to “License” contained herein shall mean and refer to the original form of the License Agreement, Integrated System Agreement, or Software and Services Agreement as the case may be, as modified by any prior amendments and addenda if any. Unless stated otherwise, the capitalized words in this Agreement shall have the same meaning as in the License.

10. Except as expressly stated and subject to section 16 below, no further supplements to or modifications of the License are contemplated by the Parties. There are no oral or other written arrangements between the Company and the Assignor except as expressly stated in the License and in any written amendment or addendum. The License, including all prior written modifications, are incorporated herein by this reference and are attached hereto as Exhibit A.

11. The Assignor and Assignee acknowledge that the Company has not participated in the negotiation and documentation of the transfer transaction between the Assignor and the Assignee (“Transfer”), and the Company has not made any representation or warranty, nor furnished any information to any other Party.

12. The Assignee and the Assignor expressly acknowledge that the Company was not a participant in the Transfer and that the Company has no liability in connection therewith.

13. The Assignee and the Assignor each acknowledge and warrant and undertake that each of them has made such disclosures and investigations of each other and the Facility as are appropriate and necessary for the purposes of the Transfer.

14. Unless otherwise expressly stated herein, this Agreement does not establish any claims of Assignor and/or Assignee against the Company and the Assignor and Assignee further indemnify the Company and its officers, directors, shareholders, affiliated corporations, employees and agents on full indemnity basis against all claims (including the costs, expenses, outgoings and professional costs incurred by the Company as a result of such claims) arising out of the Transfer.

15. The Company consents to the assignment assumption and amendment of the License as provided in this Agreement. No waivers of performance or extensions of time to perform are granted or authorized. The Company will treat the Assignee as the “Licensee” under the License from the Transfer Date.

16. Amendments to the License.

The Parties agree to amend and/or supplement the License with the following sections (the “Amendment”).

License page number / relevant section	Substitute with:
Pg. “Schedule B-51”, Schedule B, Part I: Your Owners	Substitute with Appendix 2 (Schedule B, Part I: Your Owners) to this Agreement.

17. To the extent of any conflict between the License and the Amendment, the Amendment shall prevail.

18. The existence of the Amendment and the subject matter hereof are strictly confidential between the Parties. The Assignor and the Assignee each agree not to disclose to any person or entity the existence or subject matter of the Amendment, except under compulsion of law or to attorneys or accountants as needed for assistance with representation of or advice to either Assignor or the Assignee. Within each of the Assignor’s or the Assignee’s respective organizations, information about the Amendment may be disclosed to agents, officers, affiliates and contractors on a “need to know” basis only.

19. Except as varied by this Agreement the License shall continue in full force and effect in all respects.

20. Any notice required under the License to be sent to Assignee shall be directed to:

Assignee

Name: Cultural Landmark Hotel LLC

Address: Alisher Navoiy Avenue, Bukhara, Uzbekistan, 200100

Attn: [***]

E-mail: [***]

21. As of August 4, 2026, Assignee owes Company an amount of $[***] for Recurring Fees (the “Outstanding Amount”) as further described in Appendix 3. Assignee agrees to pay the full Outstanding Amount within [***]

[signature]

[seal: CULTURAL LANDMARK HOTEL]

22. This Agreement may be executed in one or more counterparts, each of which is deemed an original and all of which, taken together, constitute a single instrument.

23. Unless the context clearly indicates to the contrary, words singular or plural in number are deemed to include the other and pronouns having a neuter, masculine or feminine gender are deemed to include the others. The term “person” is deemed to include an individual, corporation, partnership, limited liability company, trust, unincorporated organization, and any other entity and any government and governmental agency or subdivision, as the context requires. The use of the words “include”, “includes”, and “including” is intended to be illustrative and does not limit the scope of the description or term for which the examples are provided. The use of the word “or” is intended to mean one or more of the constituents connected therewith, and is not intended to mean one constituent to the exclusion of the others, unless the context clearly indicates, with words such as “either...or alternatively...”, that only one constituent may be chosen.

24. Each Party and its counsel participated fully in the review and revision of this Agreement. Any rule of construction that this Agreement is to be construed adversely against any Party solely because that Party or its counsel was responsible for preparing all or any portion of this Agreement shall not apply in interpreting this Agreement.

25. If any provision of this Agreement is declared or adjudged to be unenforceable or unlawful by any governmental authority or by any arbitral tribunal appointed pursuant to section 17.6 of the License (Choice of Law; Dispute Resolution), then such unenforceable or unlawful provision is deemed excised from this Agreement, and the remainder of this Agreement, together with all rights and remedies granted thereby, continue and remain in full force and effect.

26. All rights, powers, remedies, benefits and privileges available under any provision of this Agreement to any Party are in addition to and cumulative of any and all rights, powers, remedies, benefits and privileges available to such Party under all other provisions of this Agreement, at law or in equity.

27. This Agreement and all claims arising from the relationship between the Parties are governed by and construed under the laws of the jurisdiction specified in section 17.6 of the License (Choice of Law; Dispute Resolution), without regard to its conflict of laws principles.

28. Exhibits and appendices referred to in this Agreement and attached hereto are incorporated herein in full by this reference as if each of such exhibits were set forth in the body of this Agreement and duly executed by the Parties.

(Signature Page to Follow)

IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement effective as of the date first above written.

ASSIGNOR:

WIDE TENT SYSTEM LLC

Signed:	[signature]	Witness: [signature]
Name:	[***]	Witness Name: [***]
Title:	Direktor

ASSIGNEE:

CULTURAL LANDMARK HOTEL LLC

Signed:	[signature]	Witness: [signature]
Name:	[***]	Witness Name: [***]
Title:	Direktor

THE COMPANY:

WYNDHAM HOTEL GROUP (UK) EAST LIMITED

Signed:	[signature]	Witness: [signature]
Name:	[***]	Witness Name: [***]
Title:	VP Legal EMEA

Authorised signatory

Exhibit A – The License

Appendix 1 – Guaranty

Appendix 2 – Schedule B, Part I: Your Owners

Appendix 3 – Outstanding Fees

EXHIBIT A

THE LICENSE